TRANSITION SERVICES AGREEMENT
                          -----------------------------

     THIS TRANSITION SERVICES AGREEMENT, dated June 11, 2001 (the "Agreement"), is entered into by and between SPECTRUM ORGANIC PRODUCTS, INC., a California corporation ("SPECTRUM"), and ACIRCA, INC., a Delaware corporation ("ACIRCA").

     WHEREAS, SPECTRUM and ACIRCA have entered into an Asset Purchase Agreement, dated as of the date hereof (the "Asset Purchase Agreement"), whereby SPECTRUM has agreed to sell and ACIRCA has agreed to purchase certain assets of SPECTRUM;

     WHEREAS, the Asset Purchase Agreement contemplates the transfer of certain activities from SPECTRUM to ACIRCA (the "Transfer") and such transfer requires the provision of certain services by SPECTRUM for a successful transition; and

     WHEREAS, as a condition to ACIRCA entering into the Asset Purchase Agreement, SPECTRUM has agreed to provide ACIRCA with certain services necessary to efficiently complete the Transfer with minimal disruption to customers of the Business (as defined in the Asset Purchase Agreement).

     NOW, THEREFORE, in consideration of the mutual promises contained herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

     1. Definitions. Capitalized terms used herein and not otherwise defined shall have the meanings ascribed to such terms in the Asset Purchase Agreement.

     2. Performance of Services. Subject to the terms and conditions set forth herein, SPECTRUM shall, in providing the Services (as defined herein), provide to ACIRCA, not less than the same level of quality and performance consistent with past practices, which SPECTRUM has previously achieved in operating the Business during the prior year. SPECTRUM agrees to provide all Services which ACIRCA may reasonably request during the period beginning on the date the Asset Purchase Agreement is executed and ending as set forth in Section 7 hereof ("Transition Period"). ACIRCA agrees to use reasonable efforts to terminate its need for the Services as soon as reasonably possible and in any event (unless the parties otherwise agree) not later than the end of the Transition Period.

     3. Communication. The parties agree that specified points of contact from both ACIRCA and SPECTRUM are critical to this transition. The contacts for each party is set forth on below:

     a) Primary Contacts.
        ----------------
                   ACIRCA:  Bill Urich
                   SPECTRUM: Bob Fowles

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     b) Service Contacts.
        ----------------

         i. Customer Service:
                   ACIRCA:  Richard Kline
                   SPECTRUM:  Bendada Powers / Helen Cervi

         ii. Management Information Systems:
                   ACIRCA:  Sam Levy
                   SPECTRUM: Sue Sims

         iii. Accounting and Financial Reporting:
                   ACIRCA:  Jim Allwein
                   SPECTRUM: Larry Lawton

         iv. Marketing and Sales:
                   ACIRCA:  Olivier Sonnois / Jeff Powers
                   SPECTRUM:  Neil Blomquist / Lynn MacDonald

         v. Warehousing and Order Fulfillment
                   ACIRCA:  Richard Kline
                   SPECTRUM:  Renada Powers / James Sharp

         vi. Manufacturing:
                   ACIRCA:  David Hull
                   SPECTRUM:  Pete Holcombe

     4. Services. Subject to Sections 2 and 5, SPECTRUM shall provide ACIRCA with services (the "Services"), which shall include (without limitation) the following:

         (a) Customer Service. SPECTRUM shall provide order and billing transition services to ACIRCA as described on attached Exhibit A.

         (b) Management Information Systems. SPECTRUM shall provide management information systems transition services to ACIRCA as described on attached Exhibit B.

         (c) Accounting and Financial Reporting. SPECTRUM shall provide accounting and financial reporting transition services to ACIRCA as described on attached Exhibit C.

         (d) Marketing and Sales Transition Services. SPECTRUM shall provide to ACIRCA the marketing and sales transition services as described on attached Exhibit D.

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         (e)      Manufacturing Transition Services. SPECTRUM shall provide
                  manufacturing transition services to ACIRCA as described on attached Exhibit E.

         (f) Warehousing and Order Fulfillment Services. SPECTRUM shall provide warehousing and order fulfillment services to ACIRCA as described on attached Exhibit F.

     5. Service Charges. (a) SPECTRUM shall invoice ACIRCA twice monthly for all reasonable out-of-pocket costs actually incurred by SPECTRUM in connection with the provision of the Services including without limitation freight costs, distribution costs, warehousing costs, off-invoice chargebacks, and travel, meals and lodging of SPECTRUM employees; provided, however, in no event shall include such costs include overhead costs incurred by SPECTRUM, including without limitation compensation of SPECTRUM employees, all of which costs shall be the sole responsibility of SPECTRUM.

     (b) SPECTRUM shall provide the Services in exchange for a monthly fee equal to 5% of the net sales of the Business (as defined in the Asset Purchase Agreement) as conducted by ACIRCA during the term of this Agreement as provided in Section 7 hereof. For purposes of this Agreement, "net sales" means gross sales, less off-invoice promotions and cash discounts. Upon ACIRCA's written notice delivered from time to time to SPECTRUM to terminate or reduce the scope of provision of any Service, SPECTRUM shall terminate the scope of, as applicable, the provision or performance of such Service as soon as is reasonably practicable, but in no event not later than thirty (30) days after such notice is given. If all Services are terminated in accordance with this
Section 5 at any time other than the last day of a calendar month, all monthly fees shall be prorated to reflect such termination in service level, based on the actual number of days during which any Services were performed or provided divided by the number of days in the calendar month in which such Services are terminated or reduced. Not more than thirty (30) days after the end of each calendar month during the Transition Period, SPECTRUM shall invoice ACIRCA for the Services performed during the preceding calendar month. ACIRCA shall pay each invoice in full within fifteen (15) days after its receipt thereof.

     6. Mail. The parties acknowledge that it may occur that, after the Closing Date, each of SPECTRUM and ACIRCA may inadvertently receive mail, telegrams, packages or other communications properly belonging to the other. Accordingly, each of SPECTRUM and ACIRCA recognizes and agrees that after the Closing Date the other may receive and open all mail, telegrams, packages and other communications so received in order to determine the appropriate recipient, and may retain the same to the extent that they relate to the business of the receiving party and, to the extent that they do not relate to the business of the receiving party, shall promptly send the same to the other party by personal delivery, mail, facsimile or nationally recognized overnight courier service, as appropriate, or contact the other party by telephone for delivery instructions for such mail, telegrams, packages or other communications (or, in case the same relate to both businesses, shall promptly forward copies thereof to the other party in accordance with the other party's delivery instructions). The provisions of this Section 6 are not intended to and shall not be deemed to constitute an authorization by either party to permit the other to accept service of process on its behalf, and neither party is or shall be deemed the agent of the other for service of process or for any other purpose.

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     7. Termination. The term of this Agreement shall commence on the date hereof and thereafter continue in full force and effect until August 31, 2001, except as otherwise expressly provided herein or unless terminated sooner as provided herein or extended by mutual agreement.

     8. Notices. All notices, demands and other communications which may or are required to be given to or made by either party to the other in connection with this Agreement shall be in writing, and shall be deemed to have been duly given or made: (a) if sent by registered or certified mail, five days after the posting thereof with first class postage attached, and (b) if sent by hand or overnight delivery, upon the delivery thereof, in each case addressed to the respective parties as follows:

     If to the Seller:

                      Spectrum Organic Products, Inc.
                      133 Copeland Street
                      Petaluma, CA  94952
                      Attn:  Robert Fowles
                      Fax:  (707) 765-8747

                  with a copy to:

                      Cooley Godward LLP
                      One Maritime Plaza, 20th Floor
                      San Francisco, CA 94111
                      Attn:  Susan Cooper Philpot
                      Fax:  (415) 951-3699

     If to the Buyer:

                      Acirca, Inc.
                      4350 North Fairfax Drive
                      Suite 350
                      Arlington, VA  22203
                      Attn:  Olivier Sonnois, VP - Strategy & Business
                             Development
                      Fax:  (703) 312-4801
                  with a copy to:

                      Arnold & Porter
                      555 Twelfth Street, N.W.
                      Washington, D.C.  20004
                      Attn:  Neil Goodman
                      Fax:  (202) 942-5999

or to such other address and to the attention of such other persons as either party hereto may specify from time to time by notice to the other party.

     9. Entire Agreement. This Agreement and the Asset Purchase Agreement, and the documents and certificates referred to therein embody the entire agreement and understanding of the parties hereto with respect to the subject matter hereof, and supersede all prior and contemporaneous agreements and understandings, oral or written, relative to said subject matter.

     10. Captions. The section headings of this Agreement are inserted for convenience only and shall not constitute a part of this Agreement in construing or interpreting any provision hereof.

     11. Waiver; Consent. This Agreement may not be changed, amended, terminated, augmented, rescinded or discharged (other than by performance), in whole or in part, except by a writing executed by the parties hereto, and no waiver of any of the provisions or conditions of this Agreement or any of the rights of a party hereto shall be effective or binding unless such waiver shall be in writing and signed by the party claimed to have given or consented thereto. Except to the extent that a party hereto may have otherwise agreed in writing, no waiver by that party of any condition of this Agreement or breach by the other party of any of its obligations or representations hereunder shall be deemed to be a waiver of any other condition or subsequent or prior breach of the same or any other obligation or representation by the other party, nor shall any forbearance by the first party to seek a remedy for any noncompliance or breach by the other party be deemed to be a waiver by the first party of its rights and remedies with respect to such noncompliance or breach.

     12. No Third Party Beneficiaries. Nothing herein, expressed or implied, is intended or shall be construed to confer upon or give to any Person including, without limitation, any employee of SPECTRUM, any legal or equitable right, remedy, claim or other benefit under or by reason of this Agreement.

     13. Counterparts. This Agreement may be executed simultaneously in multiple counterparts, each of which shall be deemed an original, but all of which taken together shall constitute one and the same instrument.

     14. Gender. Whenever the context requires, words used in the singular shall be construed to mean or include the plural and vice versa, and pronouns of any gender shall be deemed to include and designate the masculine, feminine or neuter gender.

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     15. Severability. All provisions of this Agreement, and all portions of such provisions, are intended to be, and shall be, independent and severable, and in the event that any provision or portion thereof is determined to be unlawful, invalid or unenforceable, such determination shall not affect the validity or enforceability of any other provision, or portion thereof, of this Agreement, and all other provisions and portions thereof shall continue to be valid and enforceable.

                            [SIGNATURE PAGE FOLLOWS]

     IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed as of the day and year first above written.


SPECTRUM ORGANIC PRODUCTS, INC.             ACIRCA, INC.


By:  /s/  Jethren Phillips                  By:  /s/  William Urich
   ----------------------------                --------------------------------
          Jethren Phillips                            William Urich
          CEO and Chairman of the Board               Chief Financial Officer
                                                      and Secretary

                                    EXHIBIT A
                                    ---------

                                Order and Billing
                                -----------------

SPECTRUM shall provide ACIRCA with order and billing services throughout the Transition Period as follows:


     o Accept all orders for products, input those orders into SPECTRUM data system and copy ACIRCA within 24 hours of receipt of such orders

     o Provide copies of bills of lading within 24 hours of receipt of same from Weber Distribution Center

     o    Update and maintain lot numbers for all products

     o    Bill customers on behalf of ACIRCA for all orders

     o Process all payments received according to instructions outlined in Exhibit C

     o Promptly after the date hereof, notify all existing customers, and all customers whose business is or was being pursued by SPECTRUM during the six (6) months prior to the date hereof, of the change in order/billing procedures, including notification that the payment of all amounts due with respect to receivables shall be payable according to instructions outlined in Exhibit C, which notification shall include a statement that all payment for orders made on or after the date hereof shall be remitted to ACIRCA

     o After the Transition Period, if orders are received at SPECTRUM, notify customer of the consummation of the transactions contemplated hereby and reroute the orders to ACIRCA

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                                    EXHIBIT B
                                    ---------

                         Management Information Systems
                         ------------------------------

Promptly after the date hereof, SPECTRUM shall provide ACIRCA with the following data for all the SKUs that ACIRCA is purchasing from SPECTRUM:

     o Bill of materials by SKU (item, status, component, cost, quantities, vendor (if not Spectrum Organic Products, Inc.), vendor setup)

     o Finished goods configuration (item, packaging, pallet configuration, case configuration, shelf life, size)

     o Historical sales (invoiced) data from gross sales (cases and $) and off-invoice sales ($), by SKU, by customer and by month, starting July of 1999

     o    1 year of production historical data cases by SKU and plant

     o Customer master file (ship to and bill to addresses) including contacts and discounts

     o    Vendor file (bill to addresses)

     o    Broker file (ship to and bill to addresses) including discounts

     o 7 months (June, 2001 through December, 2001) of production forecasts in cases, by SKU, plant and month

     o 7 months (June, 2001 through December, 2001) of sales forecasts in cases, by SKU and month

     o    Inventory by SKU and lot # as of June 11, 2001 and June 29, 2001

     o Weekly sales transactions details commencing the week beginning June 11, 2001 through the week beginning June 25, 2001, including without limitation returns, orders, invoicing dates, customer, SKUs, off-invoice discounts, $ and quantities in cases

     SPECTRUM shall provide all data files in a format reasonably required by ACIRCA. SPECTRUM shall provide all data in Excel or Access format. SPECTRUM shall deliver to ACIRCA a hard copy of all data files after June 30, 2001, but in no event later than July 13, 2001, on CD-Rom.

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                                    EXHIBIT C
                                    ---------

                       Accounting and Financial Reporting
                       ----------------------------------

SPECTRUM shall provide ACIRCA with accounting, financial reporting and collection services through the Transition Period as follows:

     o Prior to Closing, deliver to ACIRCA wire transfer instructions (bank name, address, ABA#, account#)

     o As soon as practicable after Closing, deliver to ACIRCA beginning finished goods inventory report (based on audited, physical count), including inventories by lot# and lot date

     o No later than July 13, 2001, deliver to ACIRCA sales and gross profit report for the period beginning June 11, 2001 and ending June 30, 2001 (period extended if requested by ACIRCA), which report shall include gross sales, off-invoice discounts, cost of goods sold, distribution costs (if applicable), gross profit, and customer information

     o Deliver to ACIRCA, weekly inventory activity reports commencing the week beginning June 11, 2001, reflecting inventory movements (sales, transfers, receipts) by lot number as provided to Spectrum by Weber Distribution Center

     o Deliver to ACIRCA, weekly cash receipts reports commencing the week beginning June 11, 2001

     o SPECTRUM shall collect on behalf of ACIRCA payments relating to products ordered on or after the Closing Date, and all such funds shall be held by SPECTRUM in trust for the benefit of ACIRCA and delivered to ACIRCA to the account set forth below

     o SPECTRUM shall promptly advise ACIRCA of any payments which are in excess of thirty (30) days past due

     o Immediately upon receipt of any remittance advice from lock box for payments relating to products ordered on or after the Closing Date, SPECTRUM shall deliver such funds ACIRCA by wire transfer to the account below:

                              Bank of America
                              4201 Wilson Blvd
                              Arlington, Va.  22203
                              Phone:  703-807-1040
                              Contact name:  DJ
                              Account No.       003929257672
                              ABA#              05200163

     o If SPECTRUM receives any payment without a remittance advice identifying the invoices being paid, relating to products ordered both prior to, and on or after, the Closing, and such payment is insufficient to cover the full outstanding amount with respect to all such products, then SPECTRUM shall first apply the payment to the outstanding amount relating to the products ordered on or after Closing up to such outstanding amount.

     o ACIRCA acknowledges that customers will be deducting amounts for promotions, manufacture charge-backs, returned merchandise and other disputes which cannot be anticipated as of the date hereof. SPECTRUM shall use its best efforts to attribute such deductions appropriately to ACIRCA products or its own products, as the case may be.

                                    EXHIBIT D
                                    ---------
                     Marketing and Sales Transition Services
                     ---------------------------------------

SPECTRUM shall ACIRCA with marketing and sales transition services as follows:

     o Throughout the Transition Period, provide ACIRCA sales and marketing personnel with reasonable access to all SPECTRUM sales and marketing personnel who were responsible for selling and marketing the products, which shall include without limitation reviewing each customer status, based on the following criteria:

              a) All access to SPECTRUM sales and marketing personnel is done through President of Brands or Director of Sales and Marketing;

              b) Planning and scheduling of SPECTRUM sales and marketing personnel is done over the 90 day period immediately following the date hereof

              c) All reasonable, actually incurred, out-of-pocket expenses such as travel, meals and lodging related to the use of SPECTRUM sales and marketing personnel shall be reimbursed to SPECTRUM subject to evidence thereof as reasonably required by ACIRCA

     o Immediately after the Closing, deliver to ACIRCA a contact list of all SPECTRUM sales and marketing personnel who were responsible for selling and marketing the products

     o As soon as practicable after the Closing, introduce (in person) designated ACIRCA sales and marketing personnel to every sales brokerage firm and key contact therein representing the tomato-based business

     o As soon as practicable after the Closing, introduce (in person) designated ACIRCA sales and marketing personnel to every trade buyer and key contact therein related to the sauce, salsa and Kid's Meals Categories

     o As soon as practicable after the Closing, introduce (in person) designated ACIRCA sales and marketing personnel to every private label customer and key contact therein

     o As soon as practicable after the Closing, introduce ACIRCA sales and marketing personnel to every marketing vendor and key contact therein

     o Throughout the Transition Period, provide support and clarification on all then existing trade disputes

     o SPECTRUM shall use its best efforts to ensure all trade promotional activities have been booked with all key customers until and including October 2001 to ensure continuation of current volume growth momentum and within currently established promotional guidelines

     o Alert ACIRCA sales and marketing personnel to any incremental promotional opportunity that may exist but which may not have been booked as of the Closing Date

     o SPECTRUM shall use its best efforts to provide ACIRCA with material slotting allowances by customer ($)

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                                    EXHIBIT E
                                    ---------

                        Manufacturing Transition Services
                        ---------------------------------

SPECTRUM shall provide to ACIRCA manufacturing services as follows:

     o Maintain a finished product fill rate of 98% of orders, both on a case basis and dollars. The fill rate performance based on a sales forecast provided by ACIRCA. Changes to the forecast must come at least 30 days prior to the revised period.

     o Assist ACIRCA in creating a forecast for the balance of this calendar year.

     o Maintain inventory necessary to support the fill rate provided herein, approximately a 5 weeks supply.

     o    Schedule the necessary production with co-packers/processors.

     o Order the necessary packaging materials and ingredients to cover the production requirements provided herein.

     o Oversee the transfer of production to the appropriate distribution center(s) as directed by ACIRCA.

     o Provide ACIRCA with weekly production reports and transfer documents by lot number commencing on the week beginning June 11, 2001.

     Once the finished good inventories have been transferred to distribution center(s) as directed by ACIRCA, ACIRCA will provide the information necessary for Spectrum to comply with the production and distribution requirements provided herein at least 30 days in advance of the need.

                                    EXHIBIT F
                                    ---------

                   Warehousing and Order Fulfillment Services
                   ------------------------------------------

SPECTRUM shall provide ACIRCA with warehousing and order fulfillment services as follows:

     o Upon receipt of order from customer, notify warehouse of expected pickup/delivery date and copy ACIRCA

     o    Ensure that warehouse has adequate supply of product to fulfill orders

     o Prior to order pickup, ensure that warehouse provides notice of shortages or other issues that might affect the fulfillment of the order

     o Cause Weber Distribution to update and maintain lot numbers for all products

     o    Bill customers for all orders that have been picked up

     o Process all billing and payments according to instructions outlined in Exhibit C

Promptly after the Transition Period, SPECTRUM and ACIRCA shall compare records to ensure that all open orders are accounted for.